UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2004

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iPass Inc.

(Exact name of Registrant as specified in its charter)

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Delaware	000-50327	93-1214598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California (Address of principal executive offices)	94065 (Zip Code)

(650) 232-4100
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 26, 2004, iPass Inc. and Mobile Automation, Inc. entered into a definitive agreement pursuant to which a subsidiary of iPass will merge with and into Mobile Automation, with Mobile Automation becoming a wholly-owned subsidiary of iPass (the “Merger”).

Pursuant to the terms of the agreement, at the effective time of the Merger, iPass will pay approximately $20 million to the current stockholders, optionholders and warrantholders of Mobile Automation, of which $4 million will be deposited in escrow for a period of up to 18 months as security against breaches of representations, warranties and covenants and other indemnification obligations by Mobile Automation pursuant to the agreement (the “Merger Consideration”). In addition, the vesting of all outstanding options of Mobile Automation shall be accelerated, and each optionholder shall have the right to cancel their option in exchange for a specified portion of the Merger Consideration. Any option to purchase shares of Mobile Automation stock that is not exercised prior to the effectiveness of the Merger will be terminated. The Merger is conditioned upon the satisfaction of certain specified closing conditions.

ITEM 7.01 – REGULATION FD DISCLOSURE.

On October 26, 2004, iPass Inc. reported the acquisition of Mobile Automation, Inc., a privately-held Westlake Village, CA company. A copy of the press release issued by iPass concerning the foregoing acquisition is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated October 26, 2004, entitled “iPass to Acquire Mobile Automation”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.

By:	/s/ Donald C. McCauley

	Name:	Donald C. McCauley
	Title:	Vice President, Finance, and Chief Financial Officer

Dated: October 26, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated October 26, 2004, entitled “iPass to Acquire Mobile Automation”